Fees Summary	Jan. 13, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 9,200,000.00
Previously Paid Amount	0.00
Total Fee Amount	2,382.23
Total Offset Amount	1,408.52
Net Fee	$ 973.71